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Exhibit 99.1

EARNINGS RELEASE AND ATTACHMENTS

1550 Peachtree Street, N.W. Atlanta, Georgia 30309
NEWS RELEASE
Contact:
Jeff Dodge Investor Relations (404) 885-8804 jeff.dodge@equifax.com	David Rubinger Media Relations (404) 885-8555 david.rubinger@equifax.com

Equifax Reports Record First Quarter Revenue of $314 million and Earnings Per Share of 38 Cents

Atlanta, April 22, 2004—Equifax Inc. (NYSE: EFX) today reported record revenue of $314 million in the first quarter of 2004, an increase of 4 percent over the first quarter of 2003. Net income from continuing operations was $51 million, up 13 percent. Earnings per share from continuing operations jumped 15 percent to 38 cents, exceeding analysts' average estimate.

"Equifax is off to an outstanding start in 2004," said Thomas F. Chapman, Equifax chairman and CEO. "We continue to execute our growth strategy and deliver exceptional results. Personal Solutions, formerly Consumer Direct, delivered record-setting revenues and profits. Within our North American business, we are growing and increasing our share with our largest customers while recording major new wins. Small business credit information produced record revenue as well, as we further integrate analytics into our offerings. And our businesses in Europe and Latin America had one of their strongest quarters ever for growth and profitability."

Highlights for the quarter...

  •
  Revenue grew 4 percent. Revenue, excluding mortgage-related and eMarketing revenue, grew 12 percent;

  •
  North America revenue was $255 million, unchanged from 2003. North America revenue, excluding mortgage-related and eMarketing revenue, grew 9 percent;

  •
  Revenue for consumer and commercial information services in North America grew 6 percent to $174 million with volume rising 21 percent;

  •
  Revenue in Canada grew 14 percent to $23 million;

  •
  SBC Communications Inc. entered into a multi-million-dollar, multi-year contract to use Interconnect, Equifax North America's new online application processing and decisioning solution;

  •
  Also in North America, Equifax generated $2 million in revenue from its small business credit information service, providing a unique data and technology platform for small business lending;

  •
  Marketing Services in North America reported revenue of $56 million, a decline of 27 percent. The operating margin improved to 24 percent from 23 percent in 2003;

  •
  Revenue for Personal Solutions, formerly the Consumer Direct business group, soared 69 percent to $25 million, serving over 6.5 million customers. The operating margin improved to 27 percent versus 11 percent in 2003;

  •
  In Europe, revenue rose 23 percent to $38 million, with the operating margin improving to 13 percent;

  •
  In Latin America, revenue jumped 33 percent to $21 million on a 17 percent operating margin, down from 18 percent in 2003.

Teleconference

Equifax's quarterly teleconference to discuss results will be held today at 9 a.m. (EDT). The live audio Webcast of the speakers' presentations will be available at www.equifax.com. Please note that Microsoft Media Player is required to access the Webcast. This can be downloaded from www.microsoft.com/windows/mediaplayer.

Equifax has presented in this press release and will discuss during the teleconference certain non-GAAP financial measures as defined by the Securities and Exchange Commission. As required by SEC rules, a reconciliation of such non-GAAP financial measures to the most comparable GAAP measures is provided in the "Common Questions & Answers (Unaudited)" portion of this press release. This information can also be found under the heading "Non-GAAP Financial Measures" in the Investor Center on the company's website at www.equifax.com.

About Equifax

Equifax Inc. is a global leader in turning information into intelligence. For businesses, Equifax provides faster and easier ways to find, approve and market to the appropriate customers. For consumers, Equifax offers easier, instantaneous ways to buy products or services and better insight into and management of their personal credit.

Equifax. Information that Empowers.

Statements in this press release that relate to Equifax's future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. Those factors include, but are not limited to, changes in worldwide and U.S. economic conditions that materially impact consumer spending and consumer debt, changes in demand for the Company's products and services, risks associated with the integration of acquisitions and other investments, changes in laws governing our business, and certain other factors discussed under the caption "Risk Factors" in the Management's Discussion and Analysis section of the Company's annual report on Form 10-K for the year ended December 31, 2003, and in our other filings with the Securities and Exchange Commission. Equifax assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

EQUIFAX INC.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

	THREE MONTHS ENDED MARCH 31,
(In millions, except per share amounts)	2004	2003
Operating revenue	$313.6	$301.6

Costs and expenses:
Costs of services	133.2	127.0
Selling, general and administrative expenses	70.9	70.7
Depreciation	4.2	3.9
Amortization	17.5	19.3

Total costs and expenses	225.8	220.9

Operating income	87.8	80.7
Other income, net	3.3	3.8
Minority interests in earnings, net of tax	(0.8)	(0.6)
Interest expense	(8.4)	(11.7)

Income from continuing operations before income taxes	81.9	72.2
Provision for income taxes	(30.7)	(27.1)

Income from continuing operations	51.2	45.1

Discontinued operations:
Loss from discontinued operations, net of income tax benefit of $0.0 in 2004 and $0.0 in 2003	(0.4)	(1.3)

Net income	$50.8	$43.8

Per common share (basic):
Income from continuing operations	$0.39	$0.33
Discontinued operations	(0.00)	(0.01)

Net income	$0.38 *	0.32

Shares used in computing basic earnings per share	132.9	135.4

Per common share (diluted):
Income from continuing operations	$0.38	$0.33
Discontinued operations	(0.00)	(0.01)

Net income	$0.38	$0.32

Shares used in computing diluted earnings per share	135.1	136.8

Dividends per common share	$0.020	$0.020

*
Does not total due to rounding

SEGMENT REVENUE & OPERATING INCOME

	THREE MONTHS ENDED MARCH 31,
	2004	2003
Equifax revenue:
North America
Information Services	$173.8	$163.6
Marketing Services	56.3	76.9
Personal Solutions	25.0	14.8

North America—Total	255.1	255.3
Europe	37.8	30.7
Latin America	20.7	15.6

	$313.6	$301.6

Equifax operating income:
North America
Information Services	$74.9	$72.5
Marketing Services	13.2	16.9
Personal Solutions	6.8	1.7

North America—Total	94.9	91.1
Europe	4.8	2.8
Latin America	3.5	2.8
Corporate Expense	(15.4)	(16.0)

	$87.8	$80.7

EQUIFAX INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	THREE MONTHS ENDED MARCH 31,
(In millions)
	2004	2003
Cash flows from operating activities:
Net income	$50.8	$43.8
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Loss from discontinued operations	0.4	1.3
Depreciation and amortization	21.7	23.2
Deferred income taxes	9.3	3.0
Changes in assets and liabilities, excluding effects of acquisitions:
Accounts receivable, net	(15.9)	(10.6)
Current liabilities, excluding debt	(6.6)	(6.0)
Other current assets	(13.2)	0.8
Other long-term liabilities, excluding debt	4.5	(0.2)
Other assets	(20.2)	(26.9)
Other	0.8	—

Cash provided by operating activities	31.6	28.4

Investing activities:
Additions to property and equipment	(3.3)	(3.8)
Additions to other assets, net	(5.2)	(9.0)
Acquisitions, net of cash acquired	(5.6)	(12.7)
Deferred payments on prior year acquisitions	(1.3)	(0.5)

Cash used by investing activities	(15.4)	(26.0)

Financing activities:
Net short-term borrowings	0.5	6.5
Additions to long-term debt	4.4	5.1
Payments on long-term debt	—	(0.5)
Treasury stock purchases	(30.0)	(19.4)
Dividends paid	(2.8)	(2.9)
Proceeds from exercise of stock options	12.6	2.7
Other	(2.9)	0.3

Cash used by financing activities	(18.2)	(8.2)

Effect of foreign currency exchange rates on cash	(1.2)	0.7
Cash provided by discontinued operations	0.9	0.4

Decrease in cash and cash equivalents	(2.3)	(4.7)
Cash and cash equivalents, beginning of year	39.3	30.5

Cash and cash equivalents, end of period	$37.0	$25.8

EQUIFAX INC.
CONSOLIDATED BALANCE SHEETS

(In millions, except par values)	March 31, 2004	December 31, 2003
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$37.0	$39.3
Trade accounts receivable, net of allowance for doubtful accounts of $11.4 in 2004 and $11.9 in 2003	191.3	175.4
Other receivables	17.1	13.3
Deferred income tax assets	13.5	15.5
Prepaid expenses and other current assets	49.0	42.4

Total current assets	307.9	285.9

Property and Equipment:
Land, buildings and improvements	30.6	31.6
Data processing equipment and furniture	121.5	121.7

	152.1	153.3
Less accumulated depreciation	107.6	106.3

	44.5	47.0

Goodwill, net	725.1	724.3
Purchased Data Files, net	244.0	247.9
Other Assets	269.1	248.2
Assets of Discontinued Operations	—	—

	$1,590.6	$1,553.3

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Short-term debt and current maturities	$165.1	$160.5
Accounts payable	9.2	13.4
Accrued salaries and bonuses	17.6	34.4
Other current liabilities	166.0	146.5

Total current liabilities	357.9	354.8
Long-Term Debt	660.1	663.0
Deferred Revenue	11.8	12.0
Deferred Income Tax Liabilities	51.6	44.3
Other Long-Term Liabilities	102.3	99.1
Liabilities of Discontinued Operations	9.3	8.6

Total liabilities	1,193.0	1,181.8

Commitments and Contingencies
Shareholders' Equity:
Preferred stock, $0.01 par value: Authorized—10.0; Issued—none	—	—
Common stock, $1.25 par value:
Authorized shares—300.0
Issued shares—180.5 in 2004 and 180.4 in 2003
Outstanding shares—132.5 in 2004 and 132.7 in 2003	225.0	225.5
Paid-in capital	433.0	432.5
Retained earnings	1,127.1	1,079.0
Accumulated other comprehensive loss	(297.9)	(296.1)
Treasury stock, at cost, 43.2 shares in 2004 and 42.3 shares in 2003	(1,025.8)	(995.5)
Stock held by employee benefits trusts, at cost, 5.7 shares in 2004 and 5.4 shares in 2003	(63.8)	(73.9)

Total shareholders' equity	397.6	371.5

	$1,590.6	$1,553.3

Common Questions & Answers (Unaudited)—March 31, 2004
(Dollars in millions, except per share amounts)

1A.
Can you provide a further breakdown of revenue in the Equifax North America segment?

  Equifax North America revenue consists of the following components:

	2004	2003
	Q1	Q1
Equifax North America Revenue:
U.S. Consumer and Commercial Services	$132.0	$126.4
Mortgage Services	18.4	16.7
Canadian Operations	23.4	20.5

Total North America Information Services	173.8	163.6

Credit Marketing Services	32.1	38.5
Direct Marketing Services	24.2	38.4

Total Marketing Services	56.3	76.9

Personal Solutions	25.0	14.8

	$255.1	$255.3

1B.
Can you provide operating income for your North American operating segments for 2003?

	2003
	Q4	Q3	Q2	Q1	Year
Equifax North America:
Information Services	$61.9	$80.0	$83.0	$72.0	$296.9
Marketing Services	19.4	7.1	4.9	17.4	48.8
Personal Solutions	3.4	2.3	1.8	1.7	9.2
Restructuring and Other Charges	(30.6)	—	—	—	(30.6)

North America—Total	54.1	89.4	89.7	91.1	324.3

2.
Can you provide a breakout of costs of services and SG&A as a percent of sales?

  Operating expenses as a percent of revenue are as follows for continuing operations:

	Q1
	2004	2003
Operating Expenses:
Costs of services	43%	42%
Selling, general and administrative	23%	23%
Depreciation & amortization	7%	8%

	73%	73%

3.
Can you give depreciation and amortization by segment?

  Depreciation and amortization is as follows:

	2004 Q1	2003 Q1
Depreciation & Amortization:
Equifax North America	$14.3	$16.2
Equifax Europe	3.2	2.6
Equifax Latin America	1.8	1.3
General Corporate	2.4	3.1

	$21.7	$23.2

4.
What was the currency impact on the foreign operations?

  The favorable US dollar impact on revenue and operating income is as follows:

	2004 Revenue		2004 Operating Income		2003 Revenue		2003 Operating Income
	Q1%		Q1%		Q1%		Q1%
Canada	$3.0	14%	$1.0	16%	$1.1	6%	$0.3	6%
Europe	4.9	16%	0.7	23%	3.9	13%	0.3	13%
Latin America	3.1	20%	0.6	23%	(5.1)	-26%	(1.0)	-23%

	$11.0	4%	$2.3	3%	$(0.1)	0%	$(0.4)	0%

5.
What was your cash flow from operations for the first quarter 2004 and 2003?

  Cash provided by operating activities was $31.6 million and $28.4 million for the first quarter of 2004 and 2003, espectively.

6.
What was the level of debt?

  Total debt was comprised of the following:

	Mar 31 2004	Dec 31 2003
Senior Notes and Debentures—Long-term	$648.2	$648.0
Senior Notes and Debentures—Current	—	—
Revolving Credit Facility	143.2	139.0
Other Long-term Obligations	11.9	14.9
Other Short-term Debt & Current Maturities	21.9	21.6

	$825.2	$823.5

7.
What was the level of capital spending?

  Capital expenditures, excluding property and equipment and other assets purchased in acquisitions, were as follows:

	2004 Q1	2003 Q1
Capital Expenditures	$8.5	$12.8

8.
What is the current authorization amount for stock buyback?

  As of March 31, 2004, approximately $97.0 million remained authorized for future share repurchases. We invested $30.0 million on open market stock purchases during the first quarter of 2004.

Non-GAAP Financial Measures (Unaudited)

A1.
Revenue excluding Mortgage-related and eMarketing revenue

  RECONCILIATION OF REVENUE TO REVENUE EXCLUDING MORTGAGE-RELATED AND eMARKETING REVENUE

(In millions)	Q1 2004	Q1 2003	Increase
Revenue	$313.6	$301.6
Mortgage-related and eMarketing revenue	57.1	72.8

Revenue—excluding Mortgage-related and eMarketing revenue	$256.5	$228.8	12%

A2.
North American revenue excluding Mortgage-related and eMarketing revenue

  RECONCILIATION OF NORTH AMERICAN REVENUE TO NORTH AMERICAN REVENUE EXCLUDING MORTGAGE-RELATED AND eMARKETING REVENUE

(In millions)	Q1 2004	Q1 2003	Increase
Revenue—North America	$255.1	$255.3
Mortgage-related and eMarketing revenue	57.1	72.8

Revenue—North America—excluding Mortgage-related and eMarketing	$198.0	$182.5	9%

B1.
Free Cash Flow

  RECONCILIATION OF CASH PROVIDED BY OPERATING ACTIVITIES FOR THE QUARTER ENDED MARCH 31, 2004 AND 2003, TO FREE CASH FLOW FOR THE QUARTER ENDED MARCH 31, 2004 AND 2003

(In millions)	Q1 2004	Q1 2003	Increase
Cash provided by operating activities for the quarter ended March 31, 2004 and 2003	$31.6	$28.4
Adjustments to reconcile cash provided by operating activities for the quarter March 31, 2004 and 2003, to free cash flow for the quarter ended March 31, 2004 and 2003:
Additions to property and equipment for the three months ended March 31, 2004 and 2003	(3.3)	(3.8)
Additions to other assets, net, for the three months ended March 31, 2004 and 2003	(5.2)	(9.0)

Free cash flow for the quarter ended March 31, 2004 and 2003	$23.1	$15.6	48%

Notes to our Non-GAAP Financial Measures

Revenue excluding Mortgage-related and eMarketing revenue is a Non-GAAP financial measure and is intended to supplement investors' understanding of our core business activities, unaffected by the fluctuations of the mortgage industry and the performance of our eMarketing business. Revenue excluding Mortgage-related and eMarketing revenue is useful to management and investors for comparative purposes.

We calculate free cash flow by subtracting capital-related expenditures from cash provided by operations. Free cash flow is useful to management and the Company's investors in measuring the cash generated by the Company that is available to be used for business and strategic initiatives. Free cash flow is not a measurement of liquidity under GAAP and should not be considered as an alternative to cash flows from operating activities as a measure of liquidity. In addition, our calculation of free cash flow may be different from the calculation used by other companies and therefore, comparability may be limited.

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EARNINGS RELEASE AND ATTACHMENTS
Equifax Reports Record First Quarter Revenue of $314 million and Earnings Per Share of 38 Cents